UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-825

American Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1636 Logan Street, Denver, CO 80203
(Address of principal executive offices) (Zip code)

____
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-626-0600

Date of fiscal year end: July 31, 2016

Date of reporting period: July 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

This filing was amended to include this cover page as well as Items 2 through 12 of Form N-CSR including the signature of the Principal Executive Officer.

American Growth Fund, Inc. Series One



Annual Report
For the year ended
July 31, 2016

Dear Shareholders:

I am pleased to deliver to you the American Growth Fund Series One Annual Report for the year ending July 31, 2016.

Investment Strategy

We use a fundamental top down approach to manage your portfolio. First we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current economy. From that, our objective is to choose the best companies in those industries. Many of the stocks in your portfolio are household names that you will easily recognize.

Performance Overview

Your American Growth Fund Series One Class A Shares delivered you a (2.22)% return since July 31, 2015 through close of business on July 31, 2016. The Dow Jones Industrial Average posted a gain of 7.01% since July 31, 2015 through close of business on July 31, 2016 while the S&P 500 posted a gain of 5.62% since July 31, 2015 through close of business on July 31, 2016. Additional data, including long-term performance data, can be found on page 32 of this report. Past performance is no guarantee of future results.

Manager's Discussion

The American economy continues to improve, evidenced by the gross domestic product (GDP) increase of 1.1% in the second quarter of 2016. This is according to the second estimate released by the Bureau of Economic Analysis[1]. "The increase in real GDP in the second quarter primarily reflected positive contributions from personal consumption expenditures (PCE) and exports that were partly offset by negative contributions from private inventory investment, residential fixed investment, state and local government spending and nonresidential fixed investment. Imports, which are a subtraction in the calculation of GDP, increased." Additionally, unemployment has remained stable 4.9%[2] in July of 2016[2]. The Federal Reserve Bank continues to keep policy in place that will stimulate the growth of the economy. As the economy continues to improves, the FED in the past has helped to control inflationary rates so that the US economy will continue its path of recovery. There are still challenges ahead which may dampen our growth rate:

- dollar value against the world currency
- price of oil and how it effects the world economy
- the upcoming elections
- the European economy
- the Chinese economy
- Brittan leaving the European Union

As we look at these indicators of how our economy is doing, we continue to be bullish that we have seen the worst. It is my hope that we will see continued growth in the gross domestic product in the upcoming months.

While there are still problems that need to be addressed and dealt with, we are confident that the economic issues that present themselves will be correctly managed by our government as well as those of other countries. We feel that problems in the global markets are being managed effectively; nevertheless, we are monitoring these areas closely. World economies, and how they are managed by the governments involved, will help to shape our economy in both the short and long term. I believe that the United States economy is not only recovering but may lead and outperform the overall world economy.

The position of your portfolio should take advantage of the current economic outlook as well as changes in our domestic policy. Of course, this may be adjusted as economic trends emerge. The top three Industries that have attributed the most to the Fund are:

- Diversified Company
- Machinery
- Computer Software and Services

My staff and I are always available to discuss your account or answer any question you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Sincerely,

Timothy Taggart
President
American Growth Fund, Inc.

1. http://bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm
2. http://data.bls.gov/timeseries/LNS14000000

How American Growth Fund, Inc. Series One Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS
July 31, 2016

Description of Security	Shares	Market Value
COMMON STOCK		
Diversified Company Industry 12.59%		
Chemed Corp	6,921	$1,018,356
(Operates two wholly owned subsidiaries: VITAS Healthcare Corp., end of life hospice care, and Rooter-Rooter, plumbing and drain cleaning services.)		
General Electric	23,911	744,588
(One of the largest & most diversified industrial companies.)		
Honeywell Intl Inc.	1,009	117,377
(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)		
		1,880,321
Machinery Industry 11.35%		
Middleby Corp*	10,214	1,229,561
(Develops, manufactures, markets and services equipment used for commercial food cooking, preparation, and processing.)		
Flowserve Corp	9,723	465,246
(Makes, designs and markets fluid-handling equipment (pumps, valves and mechanical seals) for industries that use difficult-to-handle or corrosive fluids.)		
		1,694,807
Computer Software and Services Industry 9.06%		
Fair, Isaac & Co.	10,678	1,352,262
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)		

**Non-income producing security*
See accompanying notes to financial statements.

STATEMENT OF INVESTMENTS (continued)
July 31, 2016

Description of Security	Shares	Market Value
COMMON STOCK (continued)		
Entertainment Industry 7.56%		
Time Warner, Inc.	14,729	$1,128,978
(A leading internet/media provider.)		
Biotechnology Industry 7.24%		
Amgen Inc.	5,538	952,702
(Utilizes biotechnology to develop human pharmaceutical products.)		
Biogen Inc.	440	127,569
(Is a biopharmacuetical company. It is engaged in discovering, developing, manufacturing and delivering therapies to patients for the treatment of neurodegenerative diseases, hematologic conditions and autoimmune disorders.)		
		1,080,271
Pharmacy Services 6.76%		
Walgreens Boots Alliance	12,735	1,009,249
(Operates a network of drugstores in the United States. It provides consumer goods and services, pharmacy, and health and wellness services through drugstores, as well as through mail, and by telephone and online.)		
Cable TV Industry 5.16%		
Charter Communications, Inc.	3,278	769,904
(Is a providers of cable services in the United States. The Company offers entertainment, information and communications solutions to residential and commercial customers..)		
Computer & Peripherals Industry 4.61%		
Cisco Systems	22,558	688,696
(The leading supplier of high-performance inter-networking products.)		

*Non-income producing security
See accompanying notes to financial statements.

STATEMENT OF INVESTMENTS (continued)
July 31, 2016

Description of Security	Shares	Market Value
COMMON STOCK (continued)		
Semiconductor Capital Equipment 4.53%		
Teradyne, Inc.	34,224	$676,319
(The world's largest producer of automated test equipment for semiconductors.)		
Railroad 3.81%		
Kansas City Southern	5,924	569,356
(A holding company that has railroad investments in the U.S., Mexico and Panama.)		
Insurance (Life) 3.71%		
Lincoln National Corporation Co.	12,680	553,736
(Through its subsidiaries, engages in multiple insurance and retirement businesses in the United States.)		
Semiconductor Industry 3.24%		
Intel Corp.	13,870	483,508
(A leading manufacturer of integrated circuits.)		
Oilfield Services & Equipment 3.23%		
Schlumberger	4,010	322,885
(Provides a range of oilfield services and equipment to the oil and gas companies primarily in the United States.)		
RPC, Inc*	10,956	158,752
(Provides a range of oilfield services and equipment to the oil and gas companies primarily in the United States.)		
		481,637

**Non-income producing security*
See accompanying notes to financial statements.

STATEMENT OF INVESTMENTS (continued)
July 31, 2016

Description of Security	Shares	Market Value
COMMON STOCK (continued)		
Environmental Industry 3.14%		
Waste Management	7,100	$469,452
(The largest solid-waste disposal company in North America.)		
Drug 2.74%		
Bristol-Myers Squibb Company	4,292	321,085
(Engages in discovering, developing and delivering medicines that help patients prevail over serious diseases.)		
Johnson & Johnson	701	87,786
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and Diagnostic business segments.)		
		408,870
Insurance Industry 2.48%		
AXA ADS	18,246	370,394
(The holding company of an international group of insurance and related financial services.)		
Retail Store 2.44%		
Dollar Tree, Inc.*	3,782	364,169
(Operates discount variety stores in the United States and Canada. Its stores offer merchandise primarily at the fixed price of $1.00.)		
Telecom. Equipment 0.87%		
Neustar Inc.*	5,129	129,200
(Provides technology and directory services to its communications service provider (carrier) and non-carrier, commercial business customers primarily in North America, Europe, and the Middle East.)		

**Non-income producing security*
See accompanying notes to financial statements.

Description of Security	Shares	Market Value
COMMON STOCK (continued)		
Chemicals 0.74%		
Balchem Corporation	1,737	$110,942
(Is engaged in the development, manufacture and marketing of specialty performance ingredients and products for the food, nutritional, feed, pharmaceutical, medical sterilization and industrial markets.)		
Home Improvement Stores 0.73%		
Home Depot Inc. (The)	788	108,933
(Is a home improvement retailer. Its stores sell an assortment of building materials, home improvement and lawn and garden products and provide a number of services.)		
Airlines 0.69%		
Spirit Airlines*	2,404	102,771
(Is an airline based in Miramar, Florida. The Company's all-Airbus fleet currently operates more than 385 daily flights to over 56 destinations in the United States, Caribbean and Latin America.)		
Financial Services Industry 0.57%		
Capital One Financial	1,268	85,057
(Is one of the largest providers of MasterCard and Visa credit cards in the U.S. and offers other consumer lending and deposit services.)		
Farm & Construction Machinery 0.41%		
Caterpillar Inc	748	61,904
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The Company is also a U.S. exporter.)		

**Non-income producing security*
See accompanying notes to financial statements.

Description of Security	Shares	Market Value
COMMON STOCK (continued)		
Asset Management 0.36%		
Apollo Global Management	3,174	$54,434
(Operates as an alternative asset management company. It raises, invests & manages private equity, credit & real estate funds as well as strategic investment accounts, on behalf of its clients.)		
Magazine 0.20%		
Time Inc.	1,837	29,998
(Time Inc. publishes magazines in the United States, the United Kingdom, and internationally. It publishes 23 magazines under People, Sports Illustrated, InStyle, Time, Real Simple, Southern Living, Entertainment Weekly, and Fortune names in the United States, as well as 70 magazines internationally.)		
Homebuilding Industry 0.05%		
Pultegroup, Inc.	320	6,778
(One of the nation's largest homebuilder. The company builds single-family homes and develops residential subdivisions.)		
Total Common Stocks *(cost $7,536,101) – 98.27%*		**14,671,947**
Total Investments, at Market Value *(cost $7,536,101)*	**98.27 %**	**14,671,947**
Other Assets, Less Liabilities	**1.73 %**	**258,229**
Net Assets	**100.00 %**	**14,930,176**

**Non-income producing security*
See accompanying notes to financial statements.

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 2016

ASSETS:	
Investments, at market value *(cost $7,536,101)*	$ 14,671,947
Cash	187,554
Receivables:	
Shares of beneficial interest sold	30,712
Dividends and interest	5,415
Other receivables	43,998
Pre-paid Insurance	18,537
Total assets	14,958,163
LIABILITIES:	
Payable for capital stock redeemed	334
12b-1 fees	16,068
Management fee	11,585
Total liabilities	27,987
NET ASSETS	$ 14,930,176
COMPOSITION OF NET ASSETS:	
Paid-in capital	$ 19,285,938
Accumulated net realized loss from investment transactions	(11,491,607)
Net unrealized appreciation of investments	7,135,845
Net assets	$ 14,930,176
NET ASSET VALUE PER SHARE:	
Class A Shares:	
Net asset value and redemption price per share (based on net assets of $6,000,716 and 1,363,001 shares of beneficial interest outstanding)	$ 4.40
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 4.67
Class B Shares:	
Net asset value, redemption price and offering price per share (based on net assets of $145,246 and 38,179 shares of beneficial interest outstanding)	$ 3.80
Class C Shares:	
Net asset value, redemption price and offering price per share (based on net assets of $2,696,868 and 712,402 shares of beneficial interest outstanding)	$ 3.79
Class D Shares:	
Net asset value and redemption price per share (based on net assets of $6,087,346 and 1,308,331 shares of beneficial interest outstanding)	$ 4.65
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 4.93

See accompanying notes to financial statements.

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENT OF OPERATIONS FOR THE YEAR ENDING JULY 31, 2016

INVESTMENT INCOME:	
Dividends (Net of $3,136 foreign withholding tax)	$ 257,949
Interest	15
Total investment income	257,964
EXPENSES:	
Investment advisory fees (Note 4)	142,413
Administration expenses (Note 4)	210,734
Transfer agent, shareholder servicing and data processing fees (Note 4)	56,626
Accounting Fees (Note 4)	55,000
Rent expense (Note 4)	136,041
Custodian fees	10,688
Professional fees	158,049
Registration and filing fees (Note 1):	7,534
Shareholder reports	6,138
Distribution and service fees (note 4):	
Class A	17,139
Class B	1,415
Class C	25,288
Directors fees (Note 4)	33,568
Other expenses	18,127
Total expenses	878,760
Net Investment Loss	(620,796)
REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:	
Net realized gain on investments	1,127,830
Net change in unrealized appreciation on investments	(911,534)
Net gain on investments	216,296
Net increase in net assets resulting from operations	$ (404,500)

See accompanying notes to financial statements.

AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:		
Net investment loss	$ (620,796)	$ (562,349)
Net realized gain on investments	1,127,830	699,226
Net change in unrealized appreciation on investments	(911,534)	1,598,256
Net increase (decrease) in net assets resulting from operations	(404,500)	1,735,133
BENEFICIAL INTEREST TRANSACTIONS:		
Net decrease in net assets resulting from beneficial interest transactions (Note 2):		
Class A	(296,420)	(32,378)
Class B	(7,857)	(76,499)
Class C	29,109	14,641
Class D	(360,002)	(628,684)
Net change in net assets derived from beneficial interest transactions	(635,170)	(722,920)
Total increase	(1,039,670)	1,012,213
Net Assets - Beginning of year	15,969,846	14,957,633
Net Assets - End of year[1]	$ 14,930,176	$ 15,969,846
[1]Includes net investment loss	-	-

See accompanying notes to financial statements.

Financial Highlights

AMERICAN GROWTH FUND, INC. SERIES ONE

	Class A Year Ended July 31,				
	2016	2015	2014	2013	2012
Per Share Operating Data:					
Net Asset Value,					
Beginning of Period	$4.50	$4.02	$3.53	$2.76	$2.62
Income (loss) from investment operations:					
Net investment loss[4]	(0.18)	(0.16)	(0.13)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	0.08	0.64	0.62	0.87	0.22
Total income (loss) from investment operations	(0.10)	0.48	0.49	0.77	0.14
Net Asset Value, End of Period	$4.40	$4.50	$4.02	$3.53	$2.76
Total Return at Net Asset Value[1]	**(2.2)%**	**11.9%**	**13.9%**	**27.9%**	**5.3%**
Ratios/Supplemental Data:					
Net assets, end of period (in thousands)	$6,001	$6,469	$5,814	$5,921	$4,579
Ratio to average net assets:					
Net investment loss	(4.33)%	(3.64)%	(3.32)%	(3.12)%	(3.11)%
Expenses	6.13%	5.30%	4.96%	4.68%	4.92%
Portfolio Turnover Rate[2]	3%	2%	8%	0%[3]	8%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2016, aggregated $400,574 and $1,867,472, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Financial Highlights

AMERICAN GROWTH FUND, INC. SERIES ONE

	Class B Year Ended July 31,				
	2016	2015	2014	2013	2012
Per Share Operating Data:					
Net Asset Value, Beginning of Period	$3.92	$3.53	$3.11	$2.46	$2.34
Income (loss) from investment operations:					
Net investment loss[4]	(0.18)	(0.17)	(0.14)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	0.06	0.56	0.56	0.75	0.24
Total income (loss) from investment operations	(0.12)	0.39	0.42	0.65	0.12
Net Asset Value, End of Period	$3.80	$3.92	$3.53	$3.11	$2.46
Total Return at Net Asset Value[1]	**(3.1)%**	**11.0%**	**13.5%**	**26.4%**	**5.1%**
Ratios/Supplemental Data:					
Net assets, end of period (in thousands)	$145	$159	$216	$356	$620
Ratio to average net assets:					
Net investment loss	(5.02)%	(4.34)%	(4.05)%	(3.82)%	(3.87)%
Expenses	6.82%	6.01%	5.69%	5.38%	5.67%
Portfolio Turnover Rate[2]	3%	2%	8%	0%[3]	8%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2016, aggregated $400,574 and $1,867,472, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Financial Highlights

AMERICAN GROWTH FUND, INC. SERIES ONE

	Class C Year Ended July 31,				
	2016	2015	2014	2013	2012
Per Share Operating Data:					
Net Asset Value, Beginning of Period	$3.90	$3.51	$3.10	$2.44	$2.33
Income (loss) from investment operations:					
Net investment loss[4]	(0.18)	(0.17)	(0.14)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	0.07	0.56	0.55	0.76	0.21
Total income (loss) from investment operations	(0.11)	0.39	0.41	0.66	0.11
Net Asset Value, End of Period	$3.79	$3.90	$3.51	$3.10	$2.44
Total Return at Net Asset Value[1]	**(2.8)%**	**11.1%**	**13.2%**	**27.1%**	**4.7%**
Ratios/Supplemental Data:					
Net assets, end of period (in thousands)	$2,697	$2,753	$2,460	$2,162	$2,068
Ratio to average net assets:					
Net investment loss	(5.02)%	(4.34)%	(4.02)%	(3.82)%	(3.83)%
Expenses	6.82%	6.00%	5.66%	5.38%	5.63%
Portfolio Turnover Rate[2]	3%	2%	8%	0%[3]	8%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2016, aggregated $400,574 and $1,867,472, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Financial Highlights

AMERICAN GROWTH FUND, INC. SERIES ONE

	Class D Year Ended July 31,				
	2016	2015	2014	2013	2012
Per Share Operating Data:					
Net Asset Value, Beginning of Period	$4.74	$4.23	$3.69	$2.88	$2.72
Income (loss) from investment operations:					
Net investment loss[4]	(0.18)	(0.20)	(0.17)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	0.09	0.71	0.71	0.90	0.24
Total income (loss) from investment operations	(0.09)	0.51	0.54	0.81	0.16
Net Asset Value, End of Period	$4.65	$4.74	$4.23	$3.69	$2.88
Total Return at Net Asset Value[1]	**(1.9)%**	**12.1%**	**14.6%**	**28.1%**	**5.9%**
Ratios/Supplemental Data:					
Net assets, end of period (in thousands)	$6,087	$6,590	$6,468	$6,132	$6,455
Ratio to average net assets:					
Net investment loss	(4.03)%	(3.34)%	(3.02)%	(2.82)%	(2.84)%
Expenses	5.83%	5.00%	4.65%	4.38%	4.63%
Portfolio Turnover Rate[2]	3%	2%	8%	0%[3]	8%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2016, aggregated $400,574 and $1,867,472, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Notes to Financial Statements
American Growth Fund, Inc. Series One

1. *Summary of Significant Accounting Policies*

American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B, Class C and Class D shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A and Class D have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class B has a maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended July 31, 2016, the following reclassifications were made:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$620,796	$3,656,587	$(4,277,383)

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Fund's 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Notes to Financial Statements
American Growth Fund, Inc. Series One

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used, as of July 31, 2016, in valuing the Fund's assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$ 14,671,947	0	0	$ 14,671,947

The industry classifications of Level 1 investments are included in the Statement of Investments.
There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2016.
Transfers between levels are recognized at the end of the reporting period.

Notes to Financial Statements
American Growth Fund, Inc. Series One

2. *Shares of Beneficial Interest*
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31,2016		*Year Ended July 31, 2015*	
	Shares	*Amount*	*Shares*	*Amount*
Class A:				
Sold	104,302	$ 439,630	237,889	$ 1,012,459
Dividends and distributions reinvested	-	-	-	-
Redeemed	(178,460)	(736,051)	(245,477)	(1,044,837)
Net increase (decrease)	(74,158)	$ (296,421)	(7,588)	$ (32,378)
Class B:				
Sold	1,867	$ 6,631	3,756	$ 13,968
Dividends and distributions reinvested	-	-	-	-
Redeemed	(4,200)	(14,488)	(24,548)	(90,467)
Net decrease	(2,333)	$ (7,857)	(20,792)	$ (76,499)
Class C:				
Sold	130,092	$ 475,761	100,767	$ 372,993
Dividends and distributions reinvested	-	-	-	-
Redeemed	(123,990)	(446,652)	(95,563)	(358,352)
Net decrease	6,102	$ 29,109	5,204	14,641
Class D:				
Sold	14,701	$ 64,930	1,166	$ 5,241
Dividends and distributions reinvested	-	-	-	-
Redeemed	(95,496)	(424,932)	(141,763)	(633,925)
Net decrease	(80,795)	$ (360,002)	(140,597)	$ (628,684)

3. *Realized and Unrealized Gains and Losses on Investments*
The identified tax cost basis of investments at July 31, 2016 was $8,106,232. Net unrealized appreciation on investments of $6,565,715, based on identified tax cost as of July 31, 2016, was comprised of gross appreciation of $6,658,341 and gross depreciation of $(92,626).

4. *Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties*
Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Notes to Financial Statements
American Growth Fund, Inc. Series One (unaudited)

Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively.
For the year ended July 31, 2016 commissions and sales charges paid by investors on the purchase of Fund shares totaled $21,531 of which $3,949 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund's Class B and C shares totaled $4,976 of which 39 was retained by WCB. For the year ended July 31, 2016, WCB received contingent deferred sales charges of $519 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by the Fund to WCB for brokerage commission on securities transactions.
Certain officers of the Fund are also officers of WCB and IRC. For the year ended July 31, 2016, the Fund paid directors' fees of $12,218, expenses of $16,488, and the audit chair of $4,862 for review.
For the year ended July 31, 2016, under an agreement with IRC, the Fund was charged $210,734 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $136,041 by an affiliated company of IRC for the rental of office space.
Commonwealth Fund Accounting, Inc., an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund's fund accountant and, in that capacity, performs daily pricing and various other accounting services for the Fund. Commonwealth Fund Services, Inc., also an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund's transfer agent and dividend disbursing agent. For the year ended July 31, 2016, the Fund incurred $55,000 and $56,626 in accounting and transfer agent fees, respectively. A Director of the Fund serves as Treasurer and Director of Commonwealth Shareholder Services, Inc.

5. *Federal Income Tax Matters*

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
At July 31, 2016, the Fund had available for federal income tax purposes an unused capital loss carryover of $10,921,476, $283,470 expires 2017, $6,557,816 expires in 2018, $3,267,445 expires 2019 and $812,745 of capital loss which does not expire and retains its original tax character of $147,917 of short-term capital loss and $664,828 of long-term capital loss.
$3,656,587 of unutilized capital loss carryover expired as of July 31, 2016. The Fund utilized $904,229 of non-expiring long term capital loss carryover as of July 31, 2016.
The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.
Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.
As of July 31, 2016 the components of accumulated losses on a tax-basis were as follows:

Capital loss carry forward	(10,921,476)
Unrealized appreciation	6,565,715
	(4,355,761)

6. *Subsequent Events*

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. *Review of Affiliated Company's Expenses* – The Trust's Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expense are then presented to the Trust's Board of Directors for review and approval at the next quarterly Board Meeting.
For the year ended July 31, 2016 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $98,665, Investment Research Corporation $129,612, and AGF Properties, Inc. $156,886, for services they provided to the Trust and its

shareholders. These payments resulted in these affiliated companies earning profits totaling World Capital Brokerage, Inc. $5,519, Investment Research Corporation $(67,892), and AGF Properties, Inc. $11,029.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of
American Growth Fund, Inc. Series One

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc., Series One (the "Fund"), a series of American Growth Fund, Inc., including the statement of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. Series One as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 28, 2016

Analysis of Expenses (unaudited)
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A and D shares or contingent deferred sales charges ("CDSC") with respect to Class B and C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The tables below are based on an investment of $1,000 invested on August 1, 2015 and held for the year ended July 31, 2016.

Actual expenses
This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the year ended July 31, 2016

	Actual Total Return Without Sales Charges(1)	Beginning Account Value	Ending Account Value	Expenses Paid During The Year(2)
Class A	(2.22)%	$1,000.00	$917.89	$59.91
Class B	(3.06)%	$1,000.00	$903.26	$66.14
Class C	(2.82)%	$1,000.00	$905.50	$66.30
Class D	(1.90)%	$1,000.00	$923.82	$57.18

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or D shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class B or C Shares.
(2) Expenses are equal to the annualized expense ratio of 6.13%, 6.82%, 6.82% and 5.83% for the Fund's Class A, B, C, and D shares, respectively, multiplied by the average account value over the period multiplied by 366/366 (to reflect the one-half year period).

Hypothetical example for comparison purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the year ended July 31, 2016

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid Expenses The Year(1)
Class A	5.00%	$1,000.00	$962.39	$62.82
Class B	5.00%	$1,000.00	$955.26	$69.95
Class C	5.00%	$1,000.00	$955.26	$69.95
Class D	5.00%	$1,000.00	$965.45	$59.76

(1) Expenses are equal to the annualized expense ratio 6.13%, 6.82%, 6.82% and 5.83% for the Fund's Class A, B, C, and D shares, respectively, multiplied by the average account value over the period multiplied by 366/366 (to reflect the one-half year period).

Allocation of Portfolio Assets (audited)
(Calculated as a percentage of Net Assets)

July 31, 2016

Sector Breakdown	
Diversified Company Industry	12.59%
Machinery Industry	11.35%
Computer Software and Services Industry	9.06%
Entertainment Industry	7.56%
Biotechnology Industry	7.24%
Pharmacy Services	6.76%
Cable TV Industry	5.16%
Computer & Peripherals Industry	4.61%
Semiconductor Capital Equipment	4.53%
Railroad	3.81%
Insurance Industry (Life)	3.71%
Semiconductor Industry	3.24%
Oilfield Services/Equipment	3.23%
Environmental Industry	3.14%
Drug	2.74%
Insurance Industry	2.48%
Retail Store	2.44%
Telecom. Equipment	0.87%
Chemicals	0.74%
Home Improvement Stores	0.73%
Airlines	0.69%
Financial Services Industry	0.57%
Farm & Construction Machinery Industry	0.41%
Asset Management Industry	0.36%
Magazine Industry	0.20%
Homebuilding Industry	0.05%
Investments - Common Stocks	98.27%
Cash and Receivables, less Liabilities	1.73%
Total Net Assets	100.00%

NOTICE TO SHAREHOLDERS at July 31, 2016 (Unaudited)
How to Obtain a Copy of the Fund's Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC's website at http://www.sec.gov.

How to Obtain a Copy of the Fund's Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Form N-Q is also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund's Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors[2] of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart, 1636 Logan Street, Denver, CO DOB: October 18, 1953	President, Director and Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	2	Director of World Capital Brokerage, Inc. and Investment Research Corporation

John Pasco III, 8730 Stony Point Parkway, Suite 205, Richmond, VA, DOB: April 10, 1945	Director	Since December 2006	Mr. Pasco is President, Treasurer and Director of Commonwealth Fund Services, Inc., a mutual fund administrator, transfer agent, disbursing agent and accounting services agent, since 1993; President and Director of First Dominion Capital Corp., a Broker Dealer. President and Treasurer of Commonwealth Capital Management, Inc., a Registered Investment Adviser; and President of Commonwealth Capital Management, LLC, a Registered Investment Advisor.	2	Director of Commonwealth Fund Services, Inc., Director of First Dominion Capital Corp.,
Gerald Opalinski, 3465 Route 130 N, Harrison City, PA DOB: June 28, 1953	Director	Since August 2013	Owner of Opal Financial Services. See below for affiliation with Distributor.	2	Director of Manor Bank

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director and Audit Committee Chairman (financial expert)	Since September 1987	Certified Public Accountant	2	None
Harold Rosen, 1 Middle Road, Englewood, CO DOB: July 4, 1927	Director	Since December 1995	Owner of Bi-Rite Furniture Stores.	2	None
Dr. Brian Brody*, 6901 S. Pierce St. Suite 380, Littleton, CO DOB: September 23, 1952	Director	Since June 2008	Doctor of Professional Psychology	2	None
Mark Bomber, 1011 S. Valentia Street #91, Denver, CO DOB: October 18, 1964	Director	Since August 2013	United Airlines Flight Officer	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None
Peter McKown, 2800 S. University Blvd, #194, Denver, CO DOB: June 14, 1958	Director	Since December 2015	Senior Advisor for Prince Street Capital Management LLC., Senior Partner of Prince Street Capital Management	2	Prince Street International Ltd., Prince Street Fund Ltd., Prince Street Opportunities Ltd., PS Opportunities

			LLC		Offshore Ltd., Prince Street Institutional Ltd., PS Institutional Offshore Ltd., Prince Street Latin America Ltd., PS Latin America Offshore Ltd., Prince Street (India) Fund Pte Ltd., Prince Street Capital Management Pte Ltd.
Michael L. Gaughan, 115 Carlisle Pl., Dorchester, NJ DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc. and Investment Research Corporation
Patricia A. Blum, 1636 Logan Street, Denver, CO DOB: June 27, 1959	Vice President	Since June 2013	Employee of the Fund since 2001.	N/A	World Capital Brokerage, Inc.

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart, John Pasco III and Gerald Opalinski are "interested persons" of the Fund as defined by the Investment Company Act of 1940 because of the following position which they hold.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
John Pasco III is the President of Commonwealth Fund Services, Inc., the Company's transfer agent and accounting service agent.
Gerald Opalinski is a registered representative of World Capital Brokerage, Inc.
None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.
The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

Meeting of the Board of Directors Held on September 22, 2016

At a regular meeting of the Board of Directors (the "Board") held on September 22, 2016 (the "meeting"), the Board, including a majority of the Directors who are not interested persons of the Board (the "Independent Directors"), considered the approval for another year of the investment advisory agreement (the "Agreement") between Investment Research Corporation (the "Adviser") and American Growth Fund, Inc. (the "Fund").

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent Directors present considered materials furnished by the Adviser, including information about, but not limited to, the Adviser's personnel, operations and financial condition. The Independent Directors also submitted questions to the Adviser prior to the Meeting. At the Meeting, representatives from the Adviser presented information to the Board regarding the Adviser and the Series One Fund and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-approval of the Agreement included the following:

Performance. The Board reviewed American Growth Fund's investment performance reports, which compared the performance of Series One with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with the Series One Fund's benchmark index, the S&P 500 (the "S&P 500"), and discussed these reports with representatives of the Adviser. The Board and the Independent Directors considered Series One's comparative performance for three months, six months, one year, three year and five year periods. The Board noted and discussed Series One's long term superior performance to some of the other comparable funds and the S&P 500 as well as its comparable performance in the shorter and medium term reports. Based upon the foregoing and other information provided by the Adviser, the Board, including a majority of the Independent Directors, concluded that the Series One Fund's prior investment performance under the Adviser's direction, as well as the outlook for future performance, were satisfactory.

Nature, Extent and Quality of Services. The Directors noted that the Fund is an actively managed fund requiring the attention of, and direction by, the Adviser and that the Adviser currently manages approximately $16.7 million in assets for the Fund (both Series One and Two combined). The Directors discussed the nature of the Adviser's operations and considered the long-term tenure and industry experience of the Adviser's professional investment management staff. The Board also reviewed the Adviser's investment strategy, research capabilities and analytical methodology that it utilizes in selecting investments for the Series One Fund. The Directors also discussed the Adviser's recent enhancements to its compliance procedures. The Board then concluded that the Adviser had sufficient depth of personnel, experience, resources, and investment and compliance processes to provide sufficient quality services to the Fund.

Cost of Services and Profitability. The Board noted that the Agreement requires the Series One Fund to pay the Adviser an annual fee of approximately 1% of the Fund's average net assets up to a "break point" at $30,000,000 at which point the fee is reduced to 3/4ths of 1% for any assets under management in excess of $30,000,000. The Board also noted that, in addition to the 1% advisory fee, which amounted to $142,413 for the year from Series One, both the Series One and Series Two Funds shared certain

operating costs with the Adviser and that affiliates of the Adviser received additional revenue from the Fund for distributing the Fund's shares and for office rent. The Board, including the Independent Directors, specifically considered the profits realized by the Adviser and its affiliates in relation to the operation of the Fund and determined that such profits were not excessive. In making this determination, they relied upon an analysis of the profitability of the Fund's business to the Adviser and its affiliates provided by the Adviser. Based on all of this information, the Independent Directors concluded that the advisory fees charged under the Agreement and the other amounts paid to the Adviser and its affiliates are fair and reasonable under the circumstances.

Economies of Scale. After discussion, it was the consensus of the Board and the Independent Directors that the Fund had not reached an asset level where any material economies of scale were being realized by the Adviser that could be shared with the Fund. The Board specifically noted the existence of the "break point" on advisory fees in the Agreement.

Conclusion. During the Board's deliberations, neither the Board nor the Independent Directors identified any single piece of information that was all important or controlling with respect to their evaluation of the fairness of the Agreement to the Series One Fund. The Board did, however, determine that it had received such information from the Adviser as was reasonably necessary to evaluate the terms of the Agreement, including answers to the questions raised by the Independent Directors before and during the Meeting as well as the assistance of legal counsel present at the Meeting. Accordingly, the Board, including all of the Independent Directors, unanimously concluded that the terms of the Agreement were fair and reasonable to the Series One Fund and, in the exercise of the Directors' reasonable business judgment, determined that the Agreement with the Adviser should be continued for another year.

HYPOTHETICAL PERFORMANCE CHARTS (unaudited)

The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Value Line Composite Index. Returns reflect a sales load for Class A and D while Class B and C are without a sales load.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.


20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
7/31/2006
7/31/2007
7/31/2008
7/31/2009
7/31/2010
7/31/2011
7/31/2012
7/31/2013
7/31/2014
7/31/2015
7/31/2016
American Growth Fund Series One A
American Growth Fund Series One B
American Growth Fund Series One C
American Growth Fund Series One D
S&P 500 Composite Price Index

On 3/1/96, the Fund adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions. Performance quoted represents past performance. The investment return and principal value of an investment will fluctuate so that the investors shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending 07/31/2016. For current performance figures please call 1-800-525-2406.

	1 year	5 years annualized	10 years annualized
Class D without load	-2.22%	11.32%	4.31%
Class D with load*	-7.59%	9.98%	3.68%
Class A without load	-1.90%	10.93%	3.97%
Class A with load*	-7.76%	9.62%	3.37%
Class B without load	-3.06%	10.18%	3.29%
Class C without load	-2.82%	10.22%	3.26%

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235
CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103
LEGAL COUNSEL: Jones & Keller, 1999 Broadway, Suite 3150, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E. Taggart	President and Director
Eddie R. Bush	Director
Harold Rosen	Director
John Pasco III	Director
Dr. Brian Brody	Director
Mark Bomber	Director
Gerald Opalinski	Director
Darrell E. Bush	Director
Peter McKown	Director
Patricia A. Blum	Vice President
Michael L. Gaughan	Chief Compliance Officer and Corporate Secretary

INVESTMENT ADVISORS
Investment Research Corporation
1636 Logan Street
Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E. Taggart	President, Treasurer, and Director
Michael L. Gaughan	Vice President, Secretary and Director
Patricia A. Blum	Vice President

9/2016

ITEM 2 – Code of Ethics

The Fund has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Fund undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Growth Fund, Inc. at 800-525-2406 or to 1636 Logan Street, Denver, CO 80203.

ITEM 3 – Audit Committee Financial Expert

The Fund's board has determined that Eddie R. Bush, CPA, a member of the Fund's audit committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Fund's financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fund:

a) Audit Fees:
2015 $30,500
2016 $30,500

b) Audit-Related Fees:
2015 none
2016 none

c) Tax Fees:
2015 $3,100
2016 $3,100

d) All Other Fees:
2015 none
2016 none

e1) Pre-Approval of Audit and Non-Audit Services. The Audit Committee will pre-approve any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non-audit services to the Fund and any non-audit services to the Fund's investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, as provided in Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant preapproval and may delegate this authority to one or more Audit Committee members who are independent Directors as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

e2) 100% of items 4b through 4d were disclosed and approved by the Audit Committee chairman.

f) none

g) none

h) Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Fund and were subject to the pre-approval policies described below):

a) Audit Fees:
2015 $19,500
2016 $19,500

b) Audit-Related Fees:
2015 none

2016 none

j) The audit-related fees consist of assurance and related services relating to the examination of the Fund's transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

a) Tax Fees:
2015 $3,100
2016 $3,100

The tax fees consist of consulting services relating to the Fund's investments.

d) All Other Fees:
2015 none
2016 none

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Fund's audit committee considers compatible with maintaining the independent registered public accounting firm's independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Fund, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Fund, adviser and affiliates.

Aggregate non-audit fees paid to the Fund's auditors, including fees for all services billed to the Fund, adviser and affiliates that provide ongoing services to the Fund, were $3,100 for fiscal year 2015 and $3,100 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors' independence.

ITEM 5 – Audit Committee of Listed Funds

Not applicable to this Fund, insofar as the Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Fund, insofar as the Fund is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

On September 22, 2016 the Fund's Independent Directors formed and assumed the duties of the Nominating Committee. Although the Nominating Committee has agreed that they would accept nominations of Independent Directors from shareholders, at the time of this filing they had yet to formalize a procedure for these nominations.

ITEM 11 – Controls and Procedures

(a) The Fund's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Fund's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Fund's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Fund's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN GROWTH FUND SERIES ONE

By /s/Timothy E. Taggart
Timothy E Taggart, President
Principal Executive and Principal Financial Officer

Date: March 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By /s/Timothy E. Taggart
Timothy E. Taggart, President
Principal Executive and Principal Financial Officer
Date: March 20, 2017